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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 1998 included in or made a part of this registration statement on Form S-4 and to all references made to our Firm.



                                                            ARTHUR ANDERSEN LLP


Nashville, Tennessee
June 17, 1998